FIRST AMENDMENT AGREEMENT

FIRST AMENDMENT AGREEMENT (this "**Agreement**") dated as of November 14, 2013 by and among (1) Information Services Group, Inc. (the "**Borrower**"), (2) International Advisory Holding Corp., International Consulting Acquisition Corp., TPI Advisory Services Americas, Inc., Technology Partners International, Inc., Directory Services, Inc., TPI Equity Investments Fund, L.P. and TPI Eurosourcing, L.L.C. (collectively, the "**Guarantors**"), (3) the financial institutions party to the Credit Agreement (as defined below) as lenders (collectively, the "**Lenders**" and individually, a "**Lender**"), and (4) Bank of America, N.A. ("**Bank of America**") as administrative agent (the "**Administrative Agent**") for the Lenders and as Swing Line Lender and Issuing Bank with respect to a certain Credit Agreement dated as of May 3, 2013, by and among the Borrower, the Guarantors, the Lenders, the Administrative Agent, the Issuing Bank and BMO Harris Bank N.A. and Fifth Third Bank as co-Syndication Agents (the "**Credit Agreement**").

W I T N E S S E T H:

WHEREAS, the Borrower has requested that the Lenders agree to amend certain provisions of the Credit Agreement; and

WHEREAS, the Lenders have agreed to such amendments, on the terms and conditions set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

§1. Definitions. Capitalized terms used herein without definition that are defined in the Credit Agreement shall have the same meanings herein as therein.

§2. Ratification of Existing Agreements. All of the Loan Parties' obligations and liabilities to the Administrative Agent, the Issuing Bank and the Lenders as evidenced by or otherwise arising under the Credit Agreement, the Notes and the other Loan Documents, are, by each Loan Party's execution of this Agreement, ratified and confirmed in all respects. In addition, by each Loan Party's execution of this Agreement, each of the Loan Parties represents and warrants that no Loan Party has any counterclaim, right of set-off or defense of any kind with respect to such obligations and liabilities.

§3. Representations and Warranties. Each of the Loan Parties hereby represents and warrants to the Administrative Agent, the Issuing Bank and Lenders that all of the representations and warranties made by the Loan Parties in the Credit Agreement, the Notes and the other Loan Documents are true in all material respects on the date hereof as if made on and as of the date hereof, except to the extent that such representations and warranties relate expressly to an earlier date.

§4. Conditions Precedent. The effectiveness of the amendments contemplated hereby shall be subject to the satisfaction of each of the following conditions precedent:

(a) Representations and Warranties. All of the representations and warranties made by the Loan Parties herein, whether directly or incorporated by reference, shall be true and correct on the date hereof except as provided in §3 hereof.

(b) Performance; No Event of Default. The Loan Parties shall have performed and complied in all respects with all terms and conditions herein required to be performed or complied with by them prior to or at the time hereof, and there shall exist no Default or Event of Default.

(c) Action. All requisite corporate or other action necessary for the valid execution, delivery and performance by the Loan Parties of this Agreement and all other instruments and documents delivered by the Loan Parties in connection herewith shall have been duly and effectively taken.

(d) Expenses and Fees. The Borrower shall have paid to the Administrative Agent the reasonable fees and expenses of counsel to the Administrative Agent in connection with the preparation of this Agreement.

(e) Delivery. The Loan Parties, the Administrative Agent, the Required Lenders and the Issuing Bank shall have executed and delivered this Agreement. In addition, the Loan Parties shall have executed and delivered such further instruments and taken such further action as the Administrative Agent and the Required Lenders may have reasonably requested, in each case further to effect the purposes of this Agreement, the Credit Agreement and the other Loan Documents.

§5. Amendments to the Credit Agreement.

(a) Amendment to the definition of "Consolidated Fixed Charge Coverage Ratio" in Section 1.01 of the Credit Agreement. The definition of "Consolidated Fixed Charge Coverage Ratio" appearing in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

> "Consolidated Fixed Charge Coverage Ratio" means, at any date of determination, the ratio of (a) (i) Consolidated EBITDA, plus (ii) the one-time unamortized deferred financing fees previously incurred by Borrower and recognized as an expense on or about the Closing Date in connection with Indebtedness of the Loan Parties being refinanced by this Agreement on the Closing Date in an aggregate amount not to exceed $554,000, less (iii) the aggregate amount of all Restricted Payments made during the most recently completed Measurement Period, less (iv) the aggregate amount of all Capital Expenditures made by the Borrower and its Subsidiaries during the most recently completed Measurement Period, less (v) the aggregate amount of federal, state, local and foreign income taxes paid or required to be paid, in each case, of or by the Borrower and its Subsidiaries for the most recently completed Measurement Period to (b) the sum of (i) Consolidated Interest Charges, and (ii) the aggregate principal amount of all redemptions or similar acquisitions for value of

outstanding debt for borrowed money or regularly scheduled principal payments during such Measurement Period, but excluding (x) the redemption of the Convertible Debenture owing to CPIV S.A. in a principal amount not to exceed $1,672,361 and (y) any such payments to the extent refinanced through the incurrence of additional Indebtedness otherwise expressly permitted under Section 7.02."

(b) Amendment to Section 6.11 of the Credit Agreement. Section 6.11 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

"**6.11 Use of Proceeds**.

Use the proceeds of the Credit Extensions (a) to refinance (i) the Indebtedness outstanding under (x) the Convertible Debenture owing to CPIV S.A. and (y) the other Convertible Debentures on the maturity date of such Indebtedness and (ii) other Indebtedness outstanding on the Closing Date and (b) to provide ongoing working capital and for other general corporate purposes so long as the uses specified in clauses (a) and (b) are not in contravention of any Law or of any Loan Document."

(c) Amendment to Section 7.14 of the Credit Agreement. Section 7.14 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

"**7.14 Prepayments, Etc. of Indebtedness**.

Prepay, redeem, purchase, defease or otherwise satisfy prior to the scheduled maturity thereof in any manner (including by the exercise of any right of setoff), or make any payment in violation of any subordination, standstill or collateral sharing terms of or governing, any Indebtedness (including the Convertible Debentures), except (a) the prepayment of the Credit Extensions in accordance with the terms of this Agreement, (b) the prepayment of the Indebtedness outstanding under the Convertible Debenture owing to CPIV S.A. and (c) regularly scheduled or required repayments or redemptions of Indebtedness under the Indebtedness set forth in Schedule 7.02 and refinancings and refundings of such Indebtedness in compliance with Section 7.02(b)."

§6. Miscellaneous Provisions.

(a) Except as otherwise expressly provided by this Agreement, all of the respective terms, conditions and provisions of the Credit Agreement, the Notes and the other Loan Documents shall remain the same. The Credit Agreement, as amended hereby, shall continue in full force and effect, and this Agreement and the Credit Agreement, shall be read and construed as one instrument.

(b) THIS AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS

AGREEMENT AND THE TRANSACTIONS SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(c) This Agreement may be executed in any number of counterparts, but all such counterparts shall together constitute but one instrument. In making proof of this Agreement it shall not be necessary to produce or account for more than one counterpart signed by each party hereto by and against which enforcement hereof is sought. A facsimile of an executed counterpart shall have the same effect as the original executed counterpart.

[Remainder of page Intentionally left blank]

IN WITNESS WHEREOF, the undersigned have duly executed this First Amendment Agreement as of the date first set forth above.

INFORMATION SERVICES GROUP, INC.

By:________________________
Name: David Berger
Title: Chief Financial Officer

INTERNATIONAL ADVISORY HOLDINGS CORP.

By:________________________
Name: David Berger
Title: President and Chief Financial Officer

INTERNATIONAL CONSULTING ACQUISITION CORP.

By:________________________
Name: David Berger
Title: President and Chief Financial Officer

TPI ADVISORY SERVICES AMERICAS, INC.

By:________________________
Name: David Berger
Title: President

TECHNOLOGY PARTNERS INTERNATIONAL, INC.

By:________________________
Name: David Berger
Title: Vice President and Secretary

TPI DIRECTORY SERVICES CORP.

By:________________________
Name: David Berger
Title: President and Chief Financial Officer

TPI EQUITY INVESTMENTS FUND, L.P.

By: ______________________

Name: David Berger

Title: Vice President and Secretary

TPI EUROSOURCING, L.L.C.

By: ______________________

Name: David Berger

Title: President and Chief Financial Officer

BANK OF AMERICA, N.A., as Administrative Agent

By: [signature]
Name: Angela Larkin
Title: Assistant Vice President

BANK OF AMERICA, N.A.

By:______________________________
Name:____________________________
Title:_____________________________

FIFTH THIRD BANK

By:______________________________
Name:____________________________
Title:_____________________________

BMO HARRIS BANK N.A.

By:______________________________
Name:____________________________
Title:_____________________________

WEBSTER BANK, NATIONAL ASSOCIATION

By:______________________________
Name:____________________________
Title:_____________________________

BANK OF AMERICA, N.A.

By:______________________________

Name: Christopher Phelan

Title: Senior Vice President, Credit Products Officer

FIFTH THIRD BANK

By:______________________________

Name:____________________________

Title:_____________________________

BMO HARRIS BANK N.A.

By:______________________________

Name:____________________________

Title:_____________________________

WEBSTER BANK, NATIONAL ASSOCIATION

By:______________________________

Name:____________________________

Title:_____________________________

BANK OF AMERICA, N.A.

By:____________________________
Name:__________________________
Title:___________________________

FIFTH THIRD BANK

By: Valerie Schanzer
Name: Valerie Schanzer
Title: Vice President

BMO HARRIS BANK N.A.

By:____________________________
Name:__________________________
Title:___________________________

WEBSTER BANK, NATIONAL ASSOCIATION

By:____________________________
Name:__________________________
Title:___________________________

BANK OF AMERICA, N.A.

By:____________________________
Name:____________________________
Title:____________________________

FIFTH THIRD BANK

By:____________________________
Name:____________________________
Title:____________________________

BMO HARRIS BANK N.A.

By: Scott W. Morris
Name: Scott Morris
Title: Director

WEBSTER BANK, NATIONAL ASSOCIATION

By:____________________________
Name:____________________________
Title:____________________________

BANK OF AMERICA, N.A.

By:______________________________
Name:____________________________
Title:_____________________________

FIFTH THIRD BANK

By:______________________________
Name:____________________________
Title:_____________________________

BMO HARRIS BANK N.A.

By:______________________________
Name:____________________________
Title:_____________________________

WEBSTER BANK NATIONAL ASSOCIATION

By:______________________________
Name: RICHARD FREEMAN
Title: VICE PRESIDENT

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